Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Thomas W. Hofmann
                                      Thomas W. Hofmann

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ L. Robert Johnson
                                                                              L. Robert Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Paula A. Johnson
                                                                                              Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ John P. Neafsey
                                                                                                                              John P. Neafsey

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ John H. Weiland
                                                                                                                              John H. Weiland

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Anthony Welters
                                                                                                                             Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Geoffrey F. Worden
                                                                                                                              Geoffrey F. Worden

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Robert C. Young, M.D.
                                                                                                                              Robert C. Young, M.D.

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr. and John R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and all amendments, exhibits and supplements thereto.

Date:                      February 24, 2009                                                                /s/ Patrick J. Zenner
                              Patrick J. Zenner